UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SGRP 8-K 2015 Director Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not Applicable

(b)	Retirement of Director

On September 21, 2015, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") reporting the future retirement of C. Manly Molpus from SGRP's Board of Directors (the "Board") and its Audit Committee, Compensation Committee and Governance Committee (the "Committees"). Mr. Molpus has served on the Board and its Committees since August 9, 2006, and served as the Chairman of its Governance Committee through its May 2015 meeting. At the Board's regular meeting on August 12, 2015 (the "August 2015 Meeting"), Mr. Molpus announced that he planned to retire from the Board and its Committees effective at the conclusion of the May 2016 annual stockholder and regular Board and Committee meetings and would not seek re-election at the May 2016 annual meeting of SGRP's stockholders, subject to the Board's appointment of a new independent director.

In the Release, we also reported that in the August 2015 Meeting the Board temporarily increased the size of the Board to eight members and the size of each Committee to five members through the May 2016 meeting of the Board and its Committees, at which time the Board's size will automatically revert to its previous size of seven members and each Committee's size will automatically revert to its previous size of four members. The Board temporarily increased the size of the Board and its Committees to create temporary vacancies in the Board and Committees and permit the selection and appointment of a new independent director whose term would overlap the remaining term of Mr. Molpus during the transition period to his retirement.

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

(c)	Appointment of Director

In the Release, we also reported the Board's appointment of Mr. R. Eric McCarthey to the Board and its Committees. At the August 2015 Meeting the Board appointed Mr. McCarthey to fill the newly created vacancies on the Board and the Board's Audit Committee, Compensation Committee and Governance Committee, which appointments will become effective on with the November 2015 meetings of the Board and Committees, subject to his acceptance. SGRP received Mr. McCarthey's acceptance on September 15, 2015. The Governance Committee and Board have determined that Mr. McCarthey will be an independent director.

R. Eric McCarthey is an industry leader with three decades of experience and expertise with (among other things) acquisition integration, M&A development, succession planning, long range strategic planning, capital restructuring, internal auditing, capability development, enterprise risk oversight and investor communication strategies. Mr. McCarthey is currently CEO of Shelty-Viking Capital Group, LLC, a private equity holding company with principal ownership in various firms. Mr. McCarthey had a 30-year career with The Coca-Cola Company, where he served in several global leadership roles and was most recently Senior Vice President, Global Commercial/Commercial/Customer Strategic Planning & Execution.

Mr. McCarthey also serves on the boards of directors and committees of Interra International, Inc., a privately held company where he is Chairman of its Strategy Committee, and Saulsbury Industries, a privately held company as director. He had previously served on the boards of directors and committees of Standard Register Company, which is currently being sold and where he has been Chairman of its Audit Committee, and Global Imaging Systems, Inc., where he served as Chairman of its Audit Committee until the company was sold in 2007. Mr. McCarthey is a member of the Executive Committee of The HealthStore Foundation and was recently elected to the board of directors of the Commerce Science Corporation.

Mr. McCarthey will fill the vacancy created by the Board's temporary increase in the size of the Board of Directors to 8 members, and the size of its Committees to 5 members each, through the May 2016 annual stockholder and regular Board and Committee meetings (when they will automatically revert to 7 and 4 members, respectively).

SGRP 8-K 2015 Director Press Release

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1 shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Report, the Release and the above referenced conference call contain "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company"), and this Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2014 (as filed, the "Annual Report"), as filed with the SEC on April 15, 2015, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 12, 2015 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 20, 2015, in SGRP's Quarterly Report on Form 10-Q for the six months ended June 30, 2015 (the "Quarterly Report"), which SGRP filed with the SEC on August 14, 2015, and SGRP's Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Report, the Quarterly Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the above referenced conference call, the Quarterly Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied, as those expectations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believes them to be reasonable) involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations.

SGRP 8-K 2015 Director Press Release

Although the Company believes that its plans, intentions, estimates and other expectations reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, estimates or other expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Report, the Press Release, the above referenced conference call, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Release, the above reference conference call, the Quarterly Report, the Annual Report, the Proxy Statement or any other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then in the case of the Annual Report or the Proxy Statement as of December 31, 2014, and in the case of this Report, the Press Release, the Quarterly Report or other applicable SEC Report the last day of the period covered by it. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual performance and condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievements, results, risks, trends or condition) will likely differ from those expressed or implied by the Company's applicable forward-looking statements, risk factors and other risks, cautions and information, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:
	99.1	Press Release of the Registrant dated September 21, 2015, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: September 21, 2015	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

SGRP 8-K 2015 Director Press Release

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated September 21, 2015, as attached hereto.

SGRP 8-K 2015 Director Press Release